[LOGO] OPTIQUE FUNDS


                        OPTIQUE INTERNATIONAL VALUE FUND

                        SUMMUARY PROSPECTUS MARCH 1, 2010

                             (TICKER SYMBOL: OPIEX)

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.optiquefunds.com. You can also get this information at no cost by calling 1-800-276-8272 by sending an e-mail request to optiquefunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

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
Maximum Sales Charge (Load) Imposed on Purchases                                    None
Maximum Deferred Sales Charge (Load)                                                None
Maximum Deferred Sales Charge (Load) Imposed on
   Reinvested Dividends and Distributions                                           None
Redemption Fee (as a percentage of amount redeemed
   within 30 days of purchase)                                                     2.00%
Exchange Fee                                                                        None
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

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
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
Management Fees                                                                    0.90%
Distribution and/or Service (12b-1) Fees                                           0.25%
Other Expenses                                                                     1.53%
Acquired Fund Fees and Expenses                                                    0.02%(1)
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.70%
Less Fee Waiver and Reimbursement                                                 -0.83%(2)
Net Expenses                                                                       1.87%
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


(1) The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

(2) The Fund's investment advisor has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.85% of the average daily net assets of the Fund. The investment advisory agreement may be terminated by the Fund or the Fund's investment advisor for any reason upon sixty days' prior written notice, but is expected to continue indefinitely.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses for the first year are equal to the Net Expenses and to the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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One Year              Three Years           Five Years           Ten Years
$190                  $760                  $1,356               $2,971
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase. To ensure adequate diversification, the Fund spreads its investments across many different regions around the world. The portfolio managers assign country weightings based on the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex-USA Index. Within each country, the portfolio managers identify the most attractively valued companies and choose stocks based on the strategy described below. The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the portfolio managers focus on stock selection rather than country allocation. The Fund's country allocation rarely will be identical to the MSCI World ex-USA Index because, the portfolio managers usually will find better investment opportunities in some countries than others.

In choosing stocks, the Fund focuses on foreign companies that appear to be undervalued relative to their real worth or future prospects. The portfolio managers use a variety of resources, including computer models and fundamental research, to identify foreign stocks that they believe are favorably priced. Specifically, the managers look for non-U.S. companies that have some or all of the following attributes:

    -- Positive free cash flow

    -- Corporate restructuring or management changes

    -- Increasing market share or new product development

    -- Inexpensive (i.e., low valuation) relative to their industry sector

    -- Relatively flat or increasing earnings estimate revisions

    -- Sufficient analysts' coverage and liquidity

    -- Other evidence of positive catalysts for change

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund may lose money. There are risks associated with the Fund's principal investment strategies, and these principal risks are discussed below.

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o MID-CAP COMPANY RISK. The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.


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


o FOREIGN INVESTMENT RISKS. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U. S. common stocks.

   o CURRENCY RISK. This is the risk that the U. S. dollar value of foreign securities traded in foreign curren- cies (and any dividends and interest earned) may be affected unfavorably by changes in foreign curren- cy exchange rates. An increase in the U. S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   o COUNTRY RISK. This is the risk that political, social or economic events in a country may adversely affect the Fund's investments in the country.

   o REGULATION RISK. This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U. S. securities markets. This is also the risk that it may be more diffi- cult, costly and slower to enforce legal rights of the Fund in foreign countries.

   o LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

o GOING CONCERN RISK. The Fund has experienced a significant decline in net assets, which raises substan- tial doubt about the Fund's ability to continue as a going concern. The financial statements incorporated by reference into this Prospectus do not include any adjustments that might result from the outcome of this uncertainty.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns over time compare to the performance of the MSCI World ex-USA Index and the MSCI World ex-USA Value Index. For additional information on these indexes, please see "Index Descriptions" in the Prospectus. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the International Value Fund was Johnson Asset Management, Inc., the predecessor to Optique Capital Management, Inc.

INTERNATIONAL VALUE FUND (INCEPTION 3/31/98)
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CALENDAR YEAR TOTAL RETURN


                              [BAR GRAPH OMITTED]

 (1.03)%  (17.25)%   (5.48)%   36.57%   22.56%    11.25%   25.65%   6.30%   (43.63)%   38.29%
  2000      2001      2002      2003     2004      2005     2006    2007      2008      2009


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             BEST AND WORST QUARTERLY PERFORMANCE FOR THE TEN YEARS
                                 ENDED 12/31/09
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                          BEST                  WORST
                         QUARTER               QUARTER
                         RETURN                RETURN
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                         29.35%               -22.31%
                      (June 2009)          (December 2008)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009
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                                                     ONE       FIVE     TEN
                                                     YEAR      YEARS    YEARS
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International Value Fund
 Return before taxes                                38.29%     2.98%    4.14%
 Return after taxes on distributions(1)(2)          37.98%     2.04%    3.54%
 Return after taxes on distributions and
   sale of Fund shares(1)(2)                        24.89%     2.96%    3.80%
MSCI World ex-USA Index (reflects no
 deduction for fees, expenses or taxes)             33.66%     4.07%    1.62%
MSCI World ex-USA Value Index (reflects no
 deduction for fees, expenses or taxes)             36.75%     3.83%    4.05%(3)


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


(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Fund's after-tax return may be higher than the pre-tax return because certain foreign jurisdictions require the Fund to pay taxes on securities it holds in these jurisdictions. The Fund's payment of these taxes is passed on to shareholders as tax credits. These credits reduce shareholders' current tax liability, which result in a higher after-tax return. The Fund's return after taxes on distributions and sales of Fund shares is higher than both its return before taxes and its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred.

INVESTMENT ADVISOR

Optique Capital Management, Inc. is the investment advisor to the Fund (the "Advisor").

PORTFOLIO MANAGERS

Wendell L. Perkins, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is the Managing Partner and Chief Investment Officer of the Advisor and has been a portfolio manager of the Fund since its inception. Ms. McKay is a Senior Portfolio Manager of the Advisor and has been a portfolio manager of the Fund since 2001. Mr. Maraccini is a Senior Portfolio Manager and the Chief Compliance Officer of the Advisor and has been a portfolio manager of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with Optique Funds, you should call 1-800-276-8272. You may buy shares of the Fund each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in the Fund's shares is $2,500, $1,000 for Individual Retirement Accounts and the Fund's Automatic Investment Plan. There is a $50 subsequent investment requirement for the Fund, including for each additional investment made through the Automatic Investment Plan. The Fund may waive the minimum investment requirements from time to time.

You may redeem shares of the Fund each day the NYSE is open. The redemption price is the net asset value per share next determined after the receipt of a redemption request in proper form. You may redeem Fund shares by mail (Optique Funds, P.O. Box 182218, Columbus, OH 43218-2218), or by telephone at 1-800-276-8272. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxable at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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